Other income and expenses, net	12 Months Ended
Dec. 31, 2018
Other income and expenses, net
Other income and expenses, net

25    Other income and expenses, net

	2018	2017	2016
Corporate projects	(13,445)	(12,947)	(7,675)
Mining obligations	(12,637)	(11,498)	(8,967)
Loss on sale of property, plant and equipment (i)	(9,884)	(694)	(552)
Provision for tax, labor, civil and environmental claims	(3,671)	258	(15,331)
Impairment of property, plant and equipment - Note 13	(3,283)	—	979
Gain on sale of investment	348	4,588	408
Environmental and asset retirement obligations (i)	12,078	433	(68,605)
Commodities derivative financial instruments	17,528	(18,785)	(33,514)
Tax credits (ii)	37,582	57	—
Other operating expenses, net	(6,440)	(9,299)	(6,462)
	18,176	(47,887)	(139,719)

(i)On May 21, 2018, the Company entered into an agreement to sell assets and to transfer certain liabilities of Fortaleza de Minas facility for USD 27 (BRL 100). The transaction resulted in a gain of USD 3,394, comprised of a loss of USD 9,615 on the sale of property, plant and equipment and intangible assets and a gain of USD 13,009 related to the reversal of the related asset retirement obligation.

(ii)On October 2018, a final decision by the Regional Federal Court (TRF) granted NEXA BR the right to recover federal tax credits in the amount of USD 59,686, being USD 33,653 principal amount and recognized at “Other income and expenses, net” and USD 26,033 corresponding to interest and recognized as “Financial income”. The credits recognized will be used to reduce future federal tax payments.